UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2018

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On October 26, 2018, LendingTree, Inc. (the “Company”) and its wholly-owned subsidiary LendingTree, LLC, amended the Company’s Revolving Credit Facility maturing on November 21, 2022 to increase the borrowing capacity by $100.0 million to $350.0 million. The other terms and conditions of the Revolving Credit Facility as described in our Form 10-K for the year ended December 31, 2017 are unchanged.
Item 2.01.    Completion of Acquisition or Disposition of Assets.

On October 31, 2018, LendingTree, LLC (“Buyer”) acquired QuoteWizard.com, LLC, a Delaware limited liability company (“QuoteWizard”), pursuant to a Unit Purchase Agreement dated October 4, 2018 among Buyer, all of the members of QuoteWizard (collectively, the “Sellers”), and Scott Peyree as the Securityholder Representative (the “Unit Purchase Agreement”). QuoteWizard.com is one of the largest insurance comparison marketplaces in the nation’s growing online insurance advertising market.

Buyer paid $300 million of cash consideration to the Sellers, which amount was and remains subject to adjustments for working capital, in exchange for all of the membership interests of QuoteWizard. Buyer paid $125 million of the purchase price using funds borrowed under the Revolving Credit Facility and the balance using cash on hand. A portion of the closing consideration was deposited into escrow to secure the Sellers’ obligations under the Unit Purchase Agreement to make certain indemnification and purchase price adjustment payments.

In addition, pursuant to the Unit Purchase Agreement, Sellers are eligible to receive three earnout payments based on QuoteWizard achieving certain adjusted EBITDA-based targets during three consecutive twelve-month periods, the first of which begins on the first day of the first full month following the closing of the transaction. The Sellers are eligible to receive up to $70.2 million in aggregate earnout payments. The earnout payments are payable in cash. Buyer has also committed to pay up to $4.8 million as cash bonuses to employees based on achievement of the adjusted EBITDA-based targets during the three earnout periods.

The description of the Unit Purchase Agreement contained herein is qualified in its entirety by reference to the full text of the Unit Purchase Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this report. The Unit Purchase Agreement contains representations and warranties by Buyer and QuoteWizard with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Unit Purchase Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain disclosure schedules that have been omitted in accordance with the rules of the Securities and Exchange Commission; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Unit Purchase Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Unit Purchase Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and the Company’s stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Unit Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company issued a press release on October 31, 2018 announcing the acquisition of QuoteWizard and the increase in borrowing capacity under the Revolving Credit Facility. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 2.03.    Creation of Direct Financial Obligation Under Off-Balance Sheet Arrangement.

As discussed in Item 2.01 above, on October, 31, 2018, the Company borrowed $125 million under the Revolving Credit Facility in connection with the acquisition of QuoteWizard.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this report is required to be filed.

(b) Pro forma financial information.

To be filed by amendment not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1
Unit Purchase Agreement dated as of October 4, 2018 by and among LendingTree, LLC, QuoteWizard.com, LLC, all of the members of QuoteWizard.com, LLC, and Scott Peyree as the Securityholder Representative.* †

99.1	Press release issued on October 31, 2018.

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

† Previously filed on Form 8-K/A on October 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2018

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1
Unit Purchase Agreement dated as of October 4, 2018 by and among LendingTree, LLC, QuoteWizard.com, LLC, all of the members of QuoteWizard.com, LLC, and Scott Peyree as the Securityholder Representative.* †

99.1	Press release issued on October 31, 2018.

* The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

† Previously filed on Form 8-K/A on October 12, 2018.